Filed Pursuant to Rule 497(b)
Registration File No. 033-89088
Prospectus
STANDARD & POOR’S MIDCAP 400
DEPOSITARY RECEIPTStm
(“MIDCAP SPDRs”)
MidCap SPDR Trust, Series 1
(A Unit Investment Trust)

•	MidCap SPDR Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P MidCap 400 Indextm.

•	MidCap SPDR Trust holds all of the S&P MidCap 400 Index stocks.

•	Each MidCap SPDR represents an undivided ownership interest in the MidCap SPDR Trust.

•	The MidCap SPDR Trust issues and redeems MidCap SPDRs only in multiples of 25,000 MidCap SPDRs in exchange for S&P MidCap 400 Index stocks and cash.

•	Individual MidCap SPDRs trade on NYSE Arca, Inc. like any other equity security.

•	Minimum trading unit: 1 MidCap SPDR.

SPONSOR: PDR SERVICES LLC
(Wholly Owned by NYSE Euronext)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated February 24, 2009

COPYRIGHT 2009 PDR Services LLC

STANDARD & POOR’S MIDCAP 400 DEPOSITARY RECEIPTS
(“MIDCAP SPDRs”)
MIDCAP SPDR TRUST, SERIES 1

“Standard &Poor’s®”, “S&P®”, “Standard & Poor’s MidCap 400 Indextm”, “S&P MidCap 400 Indextm”, “Standard & Poor’s MidCap 400 Depositary Receipts” and “MidCap SPDRs” are trademarks of The McGraw-Hill Companies, Inc. State Street Global Markets, LLC is permitted to use these trademarks pursuant to a “License Agreement” with Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and MidCap SPDR Trust, Series 1, is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. MidCap SPDR Trust, Series 1, is not, however, sponsored by or affiliated with Standard & Poor’s or The McGraw-Hill Companies, Inc.

i

[THIS PAGE INTENTIONALLY LEFT BLANK.]

SUMMARY

Essential Information as of September 30, 2008*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary.

Total Trust Assets:	$9,099,902,888

Net Trust Assets:	$8,345,964,243

Number of MidCap SPDRs:	63,163,562

Fractional Undivided Interest in the Trust Represented by each MidCap SPDR:	1/63,163,562th

Dividend Record Dates:	Quarterly, on the second (2nd) Business Day after the third Friday in each of March, June, September and December.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.

Trustee’s Annual Fee:	From 14/100 of one percent to 10/100 of one percent, based on the NAV of the Trust, as the same may be reduced by certain amounts, plus the Transaction Fee.**

Estimated Ordinary Operating Expenses of the Trust:	25/100 of one percent (inclusive of Trustee’s annual fee)**

Net Asset Value per MidCap SPDR (based on the value of the Portfolio Securities, other net assets of the Trust and number of MidCap SPDRs outstanding):	$132.13

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time).

Licensor:	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than April 27, 2120, but may terminate earlier under certain circumstances.

Discretionary Termination:	Trust may be terminated if the value of the securities held by the Trust is less than $100,000,000, as such amount shall be adjusted for inflation. The Trust may also be terminated under other circumstances.

Fiscal Year End:	September 30

Market Symbol:	MidCap SPDRs trade on NYSE Arca, Inc. under the symbol “MDY”

CUSIP:	595635103

*	The Trust Agreement became effective, the initial deposit was made, and the Trust commenced operation on April 27, 1995 (“Initial Date of Deposit”).

**	Ordinary operating expenses are currently being accrued at an annual rate of .25%. Last year’s operating expenses were .25%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed .25% of the Trust’s daily NAV and such rate may be changed without notice. Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is .30% of the daily NAV of the Trust. Thereafter, such amount may be changed and may exceed .30%. There is no guarantee that the Trust’s ordinary operating expenses will not exceed such .30% rate.

HIGHLIGHTS

•	MidCap SPDRs are Ownership Interests in the MidCap SPDR Trust

The MidCap SPDR Trust, Series 1 (“Trust”) is a unit investment trust that issues securities called Standard & Poor’s MidCap 400 Depositary Receipts or “MidCap SPDRs”. The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York Mellon (formerly, The Bank of New York) (“Trustee”) and PDR Services LLC (“Sponsor”), dated and executed as of April 27, 1995, as amended (“Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. MidCap SPDRs represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s MidCap 400 Index® (“S&P MidCap 400 Index”).

•	MidCap SPDRs Should Closely Track the Value of the Stocks Included in the S&P MidCap 400 Index

MidCap SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index. Current information regarding the value of the S&P MidCap 400 Index is available from market information services. Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) obtains information for inclusion in, or for use in the calculation of, the S&P MidCap 400 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust, the Trustee or the NYSE NYSE Arca, Inc. or its affiliates accepts responsibility for or guarantees the accuracy and/or completeness of the S&P MidCap 400 Index or any data included in the S&P MidCap 400 Index.

The Trust holds the Portfolio and cash and is not actively “managed” by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust (“Portfolio Securities” or, collectively, “Portfolio”) and component stocks of the S&P MidCap 400 Index (“Index Securities”), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly or more frequently in the case of significant changes to the S&P MidCap 400 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange LLC (“NYSE”) is open for business (“Business Day”) following the day on which the change to the S&P MidCap 400 Index takes effect after the close of the market. The value of MidCap SPDRs fluctuates in relation to changes in the value of the Portfolio. The market price of each individual MidCap SPDR may not be identical to the net asset value (“NAV”) of such MidCap SPDR but, historically, these two valuations have been very close.

•	MidCap SPDRs are Listed and Trade on NYSE Arca, Inc.

MidCap SPDRs are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”). MidCap SPDRs are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. MidCap SPDRs are traded on the Exchange in 100 MidCap SPDR round lots, but can be traded on the Exchange in odd lots of as little as one MidCap SPDR. The Exchange may halt trading of MidCap SPDRs under certain circumstances as summarized herein, see “Exchange Listing.”

•	Brokerage Commissions on MidCap SPDRs

Secondary market purchases and sales of MidCap SPDRs are subject to ordinary brokerage commissions and charges.

•    The Trust Issues and Redeems MidCap SPDRs in Multiples of 25,000 MidCap SPDRs Called “Creation Units”

The Trust issues and redeems MidCap SPDRs only in specified large lots of 25,000 MidCap SPDRs or multiples thereof referred to as “Creation Units.” Fractional Creation Units may be created or redeemed only in limited circumstances.*

Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (“Distributor”), deposits with the Trustee, a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit.

Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component

 * See, however, the discussion of termination of the Trust in this Summary and “Dividend Reinvestment Service,” for a description of the circumstances in which MidCap SPDRs may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 25,000 MidCap SPDRs.

of a Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

•	Creation Orders Must be Placed with the Distributor

All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a “Participating Party,” or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee as may be amended from time to time (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the MidCap SPDR Clearing Process, through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the “MidCap SPDR Clearing Process,” or (ii) with the Trustee outside the MidCap SPDR Clearing Process (i.e. through the facilities of DTC). The Distributor acts as underwriter of MidCap SPDRs on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating MidCap SPDRs. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203, toll free number: 1-800-843-2639. The Distributor is a registered broker-

dealer and a member of FINRA (the successor organization to the National Association of Securities Dealers, Inc.). The Sponsor pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•	Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. The Trust currently is accruing ordinary operating expenses at an annual rate of 0.25%:

Shareholder Fees:*	None*
(fees paid directly from your investment)

Estimated Trust Annual Ordinary Operating Expenses:

As a % of Trust
Current Trust Annual Ordinary Operating Expenses	Net Assets

Trustee’s Fee	0.10%
S&P License Fee	0.03%
Registration Fees	0.00%
Marketing Expenses	0.12%
Other Operating Expenses	0.00%

Total:	0.25%

Future accruals will depend primarily on the level of the Trust’s net assets and the level of expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed .25% of the Trust’s daily NAV.

The Trustee has voluntarily agreed to reduce its Trustee’s fee. The amount of the reduction will be equal to the Federal Funds Rate, as published in the Wall Street Journal, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

•	Bar Chart and Table

The bar chart below and the table on the next page entitled “Average Annual Total Returns (for periods ending December 31, 2008)” (“Table”) provide some indication of the risks of investing in the Trust by showing the variability of the

 * Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”), and purchases and sales of MidCap SPDRs in the secondary market are subject to ordinary brokerage commissions and charges (described above in “Brokerage Commissions on MidCap SPDRs”).

Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the S&P MidCap 400 Index. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold MidCap SPDRs through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor do they reflect brokerage commissions incurred by those persons purchasing and selling MidCap SPDRs in the secondary market (see footnotes (3) and (4) to the Table).

This bar chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2008. During the period shown above (January 1, 1999 through December 31, 2008), the highest quarterly return for the Trust was 17.87% for the quarter ended December 31, 2001 and the lowest was −25.60% for the quarter ended December 31, 2008.

(1)	Total return figures are calculated assuming the reinvested price for the 12/21/08 income distribution is the 12/31/08 NAV. The actual reinvestment price is the 1/31/09 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

Average Annual Total Returns (for periods ending December 31, 2008)

	Past	Past	Past
	One Year	Five Years	Ten Years

MidCap SPDR Trust, Series 1 Return Before Taxes(1)(2)(3)(4)	–36.34%	–0.36%	4.14%
Return After Taxes on Distributions(1)(2)(3)(4)	–36.67%	–0.76%	3.70%
Return After Taxes on Distributions and Redemption of Creation Units(1)(2)(3)(4)	–23.57%	–0.48%	3.36%
S&P MidCap 400 Index(5)	–36.23%	–0.08%	4.46%

(1)	Total return figures are calculated assuming the reinvested price for the 12/21/08 income distribution is the 12/31/08 NAV. The actual reinvestment price is the 1/31/09 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

(2)	Includes all applicable ordinary operating expenses set forth above in the section of “Highlights” entitled “Expenses of the Trust”.

(3)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(4)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of MidCap SPDRs in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on MidCap SPDRs”. If these amounts were reflected, returns would be less than those shown.

(5)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

MIDCAP SPDR TRUST, SERIES 1

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997 the Trust’s fiscal year end changed from December 31 to September 30.

•	A Transaction Fee is Payable for Each Creation and for Each Redemption of MidCap SPDRs

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the MidCap SPDR Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is the lesser of $3,000 or 20/100 of one percent (20 basis points) of the value of one Creation Unit at the time of creation (“20 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the MidCap SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the MidCap SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•	MidCap SPDRs are Held in Book Entry Form Only

The Depository Trust Company (“DTC”) or its nominee is the record or registered owner of all outstanding MidCap SPDRs. Beneficial ownership of MidCap SPDRs is shown on the records of DTC or its participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”). Individual certificates are not issued for MidCap SPDRs. See “The Trust—Depository; Book-Entry-Only System.”

•	MidCap SPDRs Make Periodic Dividend Payments

MidCap SPDR holders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust and taxes, if applicable. Because of such fees and expenses, the dividend yield for MidCap SPDRs is ordinarily less than that of the S&P MidCap 400 Index. Investors should consult their tax advisors regarding consequences associated with Trust dividends, as well as those associated with MidCap SPDR sales or redemptions.

Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (“Code”). Although all distributions are currently made quarterly, under certain limited circumstances, the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service (“Service”) available through certain brokers. See “The Trust—Depository; Book-Entry-Only System.” Under limited certain circumstances, special dividend payments also may be made to Beneficial Owners. See “Administration of the Trust—Distributions to Beneficial Owners.”

•	The Trust Intends to Qualify as a Regulated Investment Company

For the fiscal year ended September 30, 2008, the Trust believes that it qualified for tax treatment as a “regulated investment company” under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute qualified dividend income eligible (a) for the maximum 15% tax rate for non-corporate taxpayers through 2009 and (b) for federal income tax purposes for the dividends-received deduction available to many corporations to the extent of qualified dividend income received by the Trust. The Trust’s regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

•	Termination of the Trust

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of MidCap SPDRs.

•	Restrictions on Purchases of MidCap SPDRs by Investment Companies

Purchases of MidCap SPDRs by investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in MidCap SPDRs beyond these limits, subject to certain conditions and terms. One such condition stated is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-800-843-2639.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in MidCap SPDRs.  Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in MidCap SPDRs.

Investment in the Trust involves the risks inherent in an investment in any equity security.  An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the S&P MidCap 400 Index), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of MidCap SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.  The Trust is not actively “managed” by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the S&P MidCap 400 Index.

A liquid trading market for certain Portfolio Securities may not exist.  Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any of Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the S&P MidCap 400 Index.  It is possible that the Trust may not always fully replicate the performance of the S&P MidCap 400 Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. In addition, the Trust is not able to replicate exactly the performance of the S&P MidCap 400 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio.

Investment in the Trust may have adverse tax consequences.  Investors in the Trust should also be aware that there are tax consequences associated with the ownership of MidCap SPDRs resulting from the distribution of Trust dividends and sales of MidCap SPDRs as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV may not always correspond to market price.  The NAV of MidCap SPDRs in Creation Unit size aggregations and, proportionately, the NAV per MidCap SPDR, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 25,000 MidCap SPDRs may be different from the NAV of a Creation Unit (i.e., 25,000 MidCap SPDRs may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per MidCap SPDR may be different from the NAV of a Creation Unit on a per MidCap SPDR basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for MidCap SPDRs is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in MidCap SPDRs.  MidCap SPDRs are listed for trading on NYSE Arca under the market symbol MDY. Trading in MidCap SPDRs may be halted under certain circumstances as summarized herein, see “Exchange Listing”. Also there can be no assurance that the requirements of the Exchange necessary to maintain the listing of MidCap SPDRs will continue to be met or will remain unchanged. The Trust will be terminated if MidCap SPDRs are delisted from the Exchange.

MidCap SPDRs are subject to market risks.  MidCap SPDRs are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in MidCap SPDRs.

The regular settlement period for Creation Units may be reduced.  Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or MidCap SPDRs in connection with creation and redemption activity within the MidCap SPDR Clearing Process are based on NSCC’s current “regular way” settlement period of three (3) days during which NSCC is open for business (each such day an “NSCC Business Day”). NSCC may, in the future, reduce such “regular way” settlement period, in which case there may be a corresponding reduction in settlement periods applicable to MidCap SPDR creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.  The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the MidCap SPDR Clearing Process, the stocks that are not delivered are covered by NSCC’s guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the MidCap SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of delivery.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Trustee and Unitholders of MidCap SPDR Trust, Series 1:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MidCap SPDR Trust, Series 1 (the “Trust”) at September 30, 2008, the results of its operations and the changes in its net assets for each of the three years in the period ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 9, 2009

MidCap SPDR Trust, Series 1
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments in securities, at value (cost $11,531,554,619)	$8,340,106,270
Cash	39,256,265
Receivable from units created	368,488,744
Dividends receivable	9,116,257
Receivable for securities sold	342,935,352

Total Assets	9,099,902,888

Liabilities:
Payable for securities purchased	477,931,212
Distribution payable	28,367,639
Payable to Sponsor	8,069,644
Accrued Trustee fees	713,570
Other accrued expenses	3,064,504
Payable for units redeemed	235,792,076

Total Liabilities	753,938,645

Net Assets	$8,345,964,243

Net Assets Represented By:
Interest of Unitholders (63,163,562 units of fractional undivided interest (MidCap SPDRs) outstanding; unlimited units authorized)
Paid in capital	$12,236,746,833
Distributions in excess of net investment income	(19,046,278)
Accumulated net realized gains on investments	(680,287,963)
Unrealized depreciation on investments	(3,191,448,349)

Net assets	$8,345,964,243

Net asset value per MidCap SPDR ($8,345,964,243/63,163,562 MidCap SPDRs)	$132.13

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Statements of Operations

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2008	2007	2006

Investment income
Dividend income	$117,530,559	$138,279,498	$123,897,645
Expenses
Trustee fees and expenses	9,237,628	9,628,010	9,431,705
Printing and distribution expenses	10,747,721	11,456,710	10,936,424
Audit fees	120,000	143,112	79,112
Legal fees	93,238	103,862	101,653
License fees	2,736,388	2,816,239	2,749,982
Other Fees & Expenses	126,311	—	—

Total expenses	23,061,286	24,147,933	23,298,876
Less: voluntary fee reduction by the Trustee (see Note 3)	(704,533)	(1,172,886)	(875,397)

Net expenses	22,356,753	22,975,047	22,423,479

Net investment income	95,173,806	115,304,451	101,474,166

Realized and unrealized gains (losses) on investments
Net realized gains/(losses)	(573,029,061)	(4,809,644)	18,784,496
Net realized gains from in-kind redemptions	1,156,366,002	1,227,357,766	1,243,027,600
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(2,351,208,029)	81,995,656	(857,567,644)

Net realized and unrealized gains/(losses) on investments	(1,767,871,088)	1,304,543,778	404,244,452

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,672,697,282)	$1,419,848,229	$505,718,618

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Statements of Changes in Net Assets

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2008	2007	2006

Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$95,173,806	$115,304,451	$101,474,166
Net realized gains on investments and in-kind redemptions	583,336,941	1,222,548,122	1,261,812,096
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(2,351,208,029)	81,995,656	(857,567,644)

Net increase (decrease) in net assets resulting from operations	(1,672,697,282)	1,419,848,229	505,718,618

Dividends and Distributions to Unitholders From:
Net investment income	(105,741,473)	(115,754,474)	(95,899,706)

Total dividends and distributions	(105,741,473)	(115,754,474)	(95,899,706)

Unitholder Transactions:
Proceeds from subscriptions of MidCap SPDR units	23,784,672,829	12,039,027,297	7,167,944,824
Reinvestment of dividends and distributions	767,329	1,026,976	762,797
Less: Redemptions of MidCap SPDR units	(23,639,153,195)	(11,712,693,191)	(7,558,100,034)

Increase (decrease) in net assets due to unitholder transactions	146,286,963	327,361,082	(389,392,413)

Total increase (decrease)	(1,632,151,792)	1,631,454,837	20,426,499
Net Assets:
Beginning of year	9,978,116,035	8,346,661,198	8,326,234,699

End of year (including undistributed (distributions in excess of) net investment income of $(19,046,278), $(3,306,976) and $6,206,989, respectively)	$8,345,964,243	$9,978,116,035	$8,346,661,198

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Financial Highlights
Selected data for a MidCap SPDR

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$160.79		$137.56		$130.82		$108.59		$93.50

Investment Operations:
Net investment income*	1.61		1.83		1.58		1.36		1.02
Net realized and unrealized gains (losses) on investments	(28.56)		23.39		6.65		22.21		15.06

Total from Investment Operations	(26.95)		25.22		8.23		23.57		16.08

Less Distributions From:
Net investment income	(1.71)		(1.99)		(1.49)		(1.34)		(0.99)

Total Distributions	(1.71)		(1.99)		(1.49)		(1.34)		(0.99)

Net Asset Value, End of Year	$132.13		$160.79		$137.56		$130.82		$108.59

Total Investment Return	(16.84)%		18.37%		6.26%		21.77%		17.21%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$8,345,964		$9,978,116		$8,346,661		$8,326,235		$6,536,032
Ratio of expenses to average net assets	0.25	%(1)	0.25	%(1)	0.25	%(1)	0.25	%(1)	0.25	%(1)
Ratio of net investment income to average net assets	1.08	%(1)	1.26	%(1)	1.13	%(1)	1.11	%(1)	0.96	%(1)
Portfolio turnover rate(2)	28.95%		21.30%		16.87%		19.17%		16.29%

(1)	Net of voluntary fee reduction by the Trustee. Before voluntary fee reduction by the Trustee the net investment income and expenses to average net assets ratios would have been 1.06% and 0.26% for the year ended September 30, 2008, 1.25% and 0.26% for the year ended September 30, 2007, 1.12% and 0.26% for the year ended September 30, 2006, 1.10% and 0.25% for the year ended September 30, 2005, 0.96% and 0.25% for the year ended September 30, 2004 (see Note 3).

(2)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of MidCap SPDRs.

*	Per share numbers have been calculated using the average share method.

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Notes to Financial Statements
September 30, 2008

NOTE 1 — ORGANIZATION

MidCap SPDR Trust, Series 1 (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor’s Midcap 400 Composite Price Index (the “S&P MidCap Index”). Each unit of fractional undivided interest in the Trust is referred to as a MidCap Standard & Poor’s Depository Receipt (“MidCap SPDR”). The Trust commenced operations on April 27, 1995 upon the initial issuance of 375,000 MidCap SPDRs (equivalent to 15 “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation — Portfolio securities are valued based on the closing sale price on the exchange deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the mean between the closing bid and offer prices on the exchange deemed to be the principal market for the security. If there are no closing bid and offer prices available, valuation will be determined by the Trustee in good faith based on available information.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders — The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

MidCap SPDR Trust, Series 1
Notes to Financial Statements
September 30, 2008

Federal Income Tax — The Trust has qualified and intends to continue to qualify for and elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust is not subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust is not subject to federal excise tax.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management has reviewed the tax positions for the open tax year as of September 30, 2008, and have determined that there is no impact resulting from the adoption of this interpretation on the Trust’s financial statements.

NOTE 3 — TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

In accordance with the Trust Agreement, The Bank of New York Mellon (formerly the Bank of New York) (the “Trustee”) maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P MidCap Index. For these services, the Trustee receives a fee at the following annual rates:

Fee as a Percentage of
Net Asset Value of the Trust	Net Asset Value of the Trust

$0 – $500,000,000*	14/100 of 1% per annum
$500,000,001 – $1,000,000,000*	12/100 of 1% per annum
$1,000,000,001 and above*	10/100 of 1% per annum

*	The fee indicated applies to that portion of the net asset value of the Trust, which falls in the size category indicated.

MidCap SPDR Trust, Series 1
Notes to Financial Statements
September 30, 2008

The Trustee voluntarily agreed to reduce its fee for the years ended September 30, 2008, 2007, and 2006 as disclosed in the Statements of Operations. The amount of the reduction equals the Federal Funds Rate, as published in the Wall Street Journal multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

PDR Services LLC (the “Sponsor”, a wholly-owned subsidiary of NYSE Alternext US LLC, an indirect wholly-owned subsidiary of NYSE Euronext) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, which exceeded 30/100 of 1% per annum of the daily net asset value of the Trust as calculated by the Trustee. There were no expenses assumed by the Sponsor for the years ended September 30, 2008, 2007 and 2006.

The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that expenses fall below the expense limitation described above on any given day during the year. There is no outstanding amount subject to recoupment by the Sponsor of expenses so reimbursed in subsequent periods.

NOTE 4 — TRUST TRANSACTIONS IN MIDCAP SPDRs

Transactions in MidCap SPDRs were as follows:

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	MidCap		MidCap
	SPDRs	Amount	SPDRs	Amount

MidCap SPDRs sold	158,750,000	$23,784,672,829	77,325,000	$12,039,027,297
Dividend reinvestment
MIDCAP SPDRs issued	5,069	767,329	6,707	1,026,976
MidCap SPDRs redeemed	(157,650,000)	(23,639,153,195)	(75,950,000)	(11,712,693,191)

Net increase/decrease	1,105,069	$146,286,963	1,381,707	$327,361,082

	Year Ended September 30, 2006
	MidCap
	SPDRs	Amount

MidCap SPDRs sold	51,850,000	$7,167,944,824
Dividend reinvestment
MIDCAP SPDRs issued	5,517	762,797
MidCap SPDRs redeemed	(54,825,000)	(7,558,100,034)

Net increase/decrease	(2,969,483)	$(389,392,413)

MidCap SPDR Trust, Series 1
Notes to Financial Statements
September 30, 2008

Except under the Trust’s dividend reinvestment plan, MidCap SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 25,000 MidCap SPDRs. Such transactions are only permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. Transaction fees, in the amount of the lesser of 20/100 of 1% of current market value of 1 Creation Unit or $3,000, are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Trustee directly from the authorized participants and used to offset the expense of processing orders. During the year ended September 30, 2008, the Trustee earned $1,263,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers of such fees for the year ended September 30, 2008.

At September 30, 2008, the Trustee and its affiliates held $841,659,379 MidCap SPDRs, or 10.1% of fractional undivided interest in the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended September 30, 2008 the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $23,744,008,878, $23,386,469,753, $2,829,021,360 and $3,046,666,165, respectively.

NOTE 6 — FEDERAL INCOME TAX STATUS

The following details the tax basis distributions and components of distributable earnings as of September 30, 2008. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and amortization of license fees.

Cost of investments for federal income tax purposes	$11,716,517,760

Gross unrealized appreciation	$33,999,058
Gross unrealized depreciation	(3,410,410,548)

Net unrealized depreciation	$(3,376,411,490)

Distributable earnings, ordinary income	$20,827,008

Capital loss carryforwards expiring:
9/30/10	(29,591,377)
9/30/11	(109,279,926)
9/30/12	(80,183,853)
9/30/16	(9,135,633)

$228,190,789

MidCap SPDR Trust, Series 1
Notes to Financial Statements
September 30, 2008

For the year ended September 30, 2008, the Trust utilized $0 of capital loss carryforwards.

To the extent that capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

At September 30, 2008 the Trust deferred $265,414,987 of capital losses arising subsequent to October 31, 2007. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

The tax composition of dividends paid during the years ending September 30, 2008, September 30, 2007 and September 30, 2006 were from ordinary income.

As of September 30, 2008, the Trust had permanent book/tax differences primarily attributable to gains or losses from in-kind redemptions and distributions received from real estate investment trusts. To reflect reclassifications arising from these differences, accumulated net realized loss on investments was increased by $845,177,443, additional paid in capital was increased by $850,349,078, and undistributed net investment income was decreased by $5,171,635.

NOTE 7 — REPRESENTATIONS AND INDEMNIFICATIONS

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements in unknown as this would involve future claims that maybe made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 8 — RECENT ACCOUNTING PRONOUNCEMENT

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

MidCap SPDR Trust, Series 1
Notes to Financial Statements
September 30, 2008

NOTE 9 — RELATED PARTY TRANSACTIONS

During the fiscal year ended September 30, 2008, 2007 and 2006 the Trust paid $4,718,331, $3,125,040 and $2,582,136 respectively, in commissions on trades to a related party, BNY ConvergEx. BNY ConvergEx is an affiliate of The Bank of New York Mellon Corporation. The standing instructions with the BNY ConvergEx require all trades to be executed at the close of business on any exchange that the securities are traded.

MidCap SPDR Trust, Series 1
Schedule of Investments
September 30, 2008

Common Stock	Shares	Value

3Com Corp.*	3,639,238	$8,479,425
99 Cents Only Stores*	421,500	$4,623,855
ACI Worldwide, Inc.*	309,132	$5,415,993
Acxiom Corp.	606,832	$7,609,673
ADC Telecommunications, Inc.*	1,057,222	$8,933,526
Adtran, Inc.	501,139	$9,767,199
Advance Auto Parts, Inc.	858,972	$34,066,830
Advanced Medical Optics, Inc.*	467,539	$8,312,843
Advent Software, Inc.*	149,298	$5,259,769
Aeropostale, Inc.*	600,527	$19,282,922
Affiliated Managers Group, Inc.*	366,706	$30,381,592
Affymetrix, Inc.*	630,797	$4,882,369
AGCO Corp.*	823,735	$35,099,348
AGL Resources, Inc.	688,445	$21,603,404
Airgas, Inc.	740,530	$36,767,315
Airtran Holdings, Inc.*	1,051,334	$2,554,742
Alaska Air Group, Inc.*	323,429	$6,594,717
Albemarle Corp.	820,884	$25,316,063
Alberto-Culver Co.	760,086	$20,704,743
Alexander & Baldwin, Inc.	371,300	$16,348,339
Alexandria Real Estate Equities, Inc.	288,361	$32,440,612
Alliance Data Systems Corp.*	604,123	$38,289,316
Alliant Energy Corp.	991,760	$31,944,590
Alliant Techsystems, Inc.*	295,895	$27,796,376
AMB Property Corp.	880,098	$39,868,439
American Eagle Outfitters, Inc.	1,848,758	$28,193,559
American Financial Group, Inc.	672,340	$19,834,030
American Greetings Corp., Class A	438,527	$6,705,078
AmeriCredit Corp.*	1,044,411	$10,579,883
Ametek, Inc.	958,275	$39,068,872
AnnTaylor Stores Corp.*	512,310	$10,574,078
Ansys, Inc.*	798,378	$30,234,575
Apollo Investment Corp.	1,277,047	$21,773,651
Apria Healthcare Group, Inc.*	393,894	$7,184,627
Aptargroup, Inc.	609,356	$23,831,913
Aqua America, Inc.	1,210,955	$21,530,780
Arch Coal, Inc.	1,296,356	$42,637,149
Arrow Electronics, Inc.*	1,074,282	$28,167,674
Arthur J Gallagher & Co.	837,761	$21,496,947
ArvinMeritor, Inc.	662,335	$8,636,848
Associated Banc-Corp.	1,145,217	$22,847,079
Astoria Financial Corp.	722,787	$14,983,375
Atmel Corp.*	4,006,654	$13,582,557
Avis Budget Group, Inc.*	909,978	$5,223,274
Avnet, Inc.*	1,350,559	$33,264,268
Avocent Corp.*	402,227	$8,229,564
BanCorp.south, Inc.	643,670	$18,106,437
Bank of Hawaii Corp.	428,927	$22,926,148
Barnes & Noble, Inc.	330,316	$8,614,641
BE Aerospace, Inc.*	890,093	$14,090,172
Beckman Coulter, Inc.	558,580	$39,653,594
Belo Corp., Class A	789,234	$4,703,835
Bill Barrett Corp.*	331,788	$10,653,713
BJ’s Wholesale Club, Inc.*	533,002	$20,712,458
Black Hills Corp.	344,839	$10,714,148
Blyth, Inc.	217,160	$2,462,594
Bob Evans Farms, Inc.	277,780	$7,580,616
Borders Group, Inc.	543,600	$3,566,016
BorgWarner, Inc.	1,043,675	$34,201,230
Boyd Gaming Corp.	512,399	$4,796,055
BRE Properties, Inc.	458,350	$22,459,150
Brinker International, Inc.	910,386	$16,286,806
Brink’s Co./The	378,586	$23,101,318
Broadridge Financial Solutions, Inc.	1,261,376	$19,412,577
Brown & Brown, Inc.	1,036,052	$22,399,444
Cabot Corp.	577,050	$18,338,649
Cadence Design Systems, Inc.*	2,336,917	$15,797,559
Callaway Golf Co.	581,883	$8,187,094
Camden Property Trust	477,339	$21,890,767
Career Education Corp.*	659,971	$10,790,526
Carlisle Cos, Inc.	547,875	$16,419,814
Carmax, Inc.*	1,978,824	$27,703,536
Carpenter Technology Corp.	398,533	$10,222,371
Cathay General BanCorp.	444,235	$10,572,793
Cephalon, Inc.*	610,411	$47,300,748
Cerner Corp.*	609,409	$27,204,018
Charles River Laboratories International, Inc.*	609,152	$33,826,211
Charming Shoppes, Inc.*	1,020,620	$4,990,832
Cheesecake Factory/The*	581,272	$8,498,197
Chemtura Corp.	2,176,294	$9,923,901
Chico’s FAS, Inc.*	1,584,956	$8,669,709
Chipotle Mexican Grill, Inc., Class A*	296,117	$16,431,532
Church & Dwight Co., Inc.	598,305	$37,148,757
Cimarex Energy Co.	745,975	$36,485,637
Cincinnati Bell , Inc.*	2,114,920	$6,535,103
City National Corp./CA	360,808	$19,591,874
Cleveland-Cliffs, Inc.	958,275	$50,731,078
Commercial Metals Co.	1,028,314	$17,368,223
Coldwater Creek, Inc.*	424,502	$2,457,867
Collective Brands, Inc.*	573,090	$10,493,278
Colonial BancGroup, Inc./The	1,814,918	$14,265,255
Commerce Bancshares, Inc./Kansas City MO	562,900	$26,118,560
CommScope, Inc.*	630,561	$21,842,633
Community Health Systems, Inc.*	860,999	$25,235,881
Con-way, Inc.	410,337	$18,099,965

(*)	Denotes non-income producing security.

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stock	Shares	Value

Copart, Inc.*	587,267	$22,316,146
Corinthian Colleges, Inc.*	766,782	$11,501,730
Corn Products International, Inc.	668,614	$21,582,860
Corporate Executive Board Co./The	305,492	$9,546,625
Corrections Corp. of America*	1,125,696	$27,973,546
Cousins Properties, Inc.	391,823	$9,885,694
Covance, Inc.*	565,946	$50,035,286
Crane Co.	434,958	$12,922,602
Cree, Inc.*	791,066	$18,020,483
Cullen/Frost Bankers, Inc.	530,603	$31,836,180
Cytec Industries, Inc.	427,176	$16,621,418
Deluxe Corp.	462,634	$6,657,303
Denbury Resources, Inc.*	2,217,092	$42,213,432
Dentsply International, Inc.	1,334,870	$50,111,020
DeVry, Inc.	551,454	$27,319,031
Dick’s Sporting Goods, Inc.*	762,045	$14,920,841
Diebold, Inc.	590,797	$19,561,289
Digital River, Inc.*	332,276	$10,765,742
Dollar Tree, Inc.*	811,961	$29,522,902
Donaldson Co., Inc.	705,860	$29,582,593
DPL, Inc.	1,020,150	$25,299,720
DreamWorks Animation SKG, Inc., Class A*	722,450	$22,721,052
DRS Technologies, Inc.	372,240	$28,569,420
DST Systems, Inc.*	384,023	$21,501,448
Duke Realty Corp.	1,318,959	$32,420,012
Dun & Bradstreet Corp.	489,973	$46,233,852
Dycom Industries, Inc.*	353,363	$4,600,786
Eaton Vance Corp.	1,041,923	$36,706,947
Edwards Lifesciences Corp.*	504,900	$29,163,024
Encore Acquisition Co.*	478,802	$20,004,348
Endo Pharmaceuticals Holdings, Inc.*	1,080,109	$21,602,180
Energen Corp.	643,812	$29,151,807
Energizer Holdings, Inc.*	522,173	$42,061,035
Entercom Communications Corp., Class A	244,747	$1,228,630
Equitable Resources, Inc.	1,175,000	$43,099,000
Equity One, Inc.	285,855	$5,857,169
Essex Property Trust, Inc.	229,572	$27,165,255
Everest Re Group Ltd.	553,915	$47,930,265
Exterran Holdings, Inc.*	590,576	$18,874,809
F5 Networks, Inc.*	722,751	$16,897,918
Factset Research Systems, Inc.	383,571	$20,041,585
Fair Isaac Corp.	435,100	$10,029,055
Fairchild Semiconductor International, Inc.*	1,122,437	$9,978,465
Federal Realty Investment Trust	528,992	$45,281,715
Federal Signal Corp.	426,555	$5,843,803
Ferro Corp.	392,559	$7,890,436
Fidelity National Financial, Inc., Class A	1,898,753	$27,911,669
First American Corp.	831,668	$24,534,206
First Niagara Financial Group, Inc.	1,051,821	$16,566,181
FirstMerit Corp.	726,019	$15,246,399
Flir Systems, Inc.*	1,249,948	$48,023,002
Flowserve Corp.	515,241	$45,737,944
FMC Corp.	671,666	$34,516,916
FMC Technologies, Inc.*	1,144,136	$53,259,531
Foot Locker, Inc.	1,391,569	$22,487,755
Forest Oil Corp.*	806,117	$39,983,403
Foundry Networks, Inc.*	1,322,023	$24,074,039
Frontier Oil Corp.	932,732	$17,180,923
Furniture Brands International, Inc.	372,382	$3,917,459
Gartner, Inc.*	531,250	$12,048,750
GATX Corp.	437,295	$17,303,763
Gen-Probe, Inc.*	486,821	$25,825,854
Gentex Corp.	1,274,542	$18,225,951
Global Payments, Inc.	716,441	$32,139,543
Graco, Inc.	539,254	$19,202,835
Granite Construction, Inc.	295,620	$10,589,108
Great Plains Energy, Inc.	1,066,420	$23,695,852
Greif, Inc., Class A	305,908	$20,073,683
Guess, Inc.	540,802	$18,814,502
Hanesbrands, Inc.*	841,983	$18,313,130
Hanover Insurance Group, Inc./The	457,703	$20,834,641
Hansen Natural Corp.*	663,310	$20,065,127
Harsco Corp.	757,026	$28,153,797
Harte-Hanks, Inc.	340,711	$3,533,173
Hawaiian Electric Industries, Inc.	760,778	$22,146,248
HCC Insurance Holdings, Inc.	1,029,919	$27,807,813
Health Care REIT, Inc.	915,078	$48,709,602
Health Management Associates, Inc., Class A*	2,194,214	$9,127,930
Health Net, Inc.*	963,720	$22,743,792
Helix Energy Solutions Group, Inc.*	824,808	$20,026,338
Helmerich & Payne, Inc.	944,736	$40,803,148
Henry Schein, Inc.*	802,497	$43,206,438
Herman Miller, Inc.	500,359	$12,243,785
Highwoods Properties, Inc.	566,877	$20,158,146
Hill-Rom Holdings, Inc.	561,157	$17,008,669
HNI Corp.	396,985	$10,059,600
Hologic, Inc.*	2,301,042	$44,479,142
Horace Mann Educators Corp.	350,760	$4,514,281
Hormel Foods Corp.	629,497	$22,838,151
Hospitality Properties Trust	843,629	$17,311,267
Hovnanian Enterprises, Inc., Class A*	454,825	$3,634,052

(*)	Denotes non-income producing security.

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stock	Shares	Value

Hubbell, Inc., Class B	504,590	$17,685,879
Idacorp, Inc.	406,768	$11,832,881
IDEX Corp.	741,301	$22,995,157
Idexx Laboratories, Inc.*	533,702	$29,246,870
Imation Corp.	270,397	$6,108,268
Ingram Micro, Inc., Class A*	1,489,480	$23,935,944
Integrated Device Technology, Inc.*	1,525,550	$11,868,779
International Rectifier Corp.*	653,941	$12,437,958
International Speedway Corp., Class A	254,037	$9,884,580
Intersil Corp., Class A	1,110,699	$18,415,389
Invitrogen Corp.*	828,888	$31,331,966
ITT Educational Services, Inc.*	282,454	$22,853,353
J Crew Group, Inc.*	465,299	$13,293,592
Jack Henry & Associates, Inc.	772,880	$15,712,650
JB Hunt Transport Services, Inc.	733,173	$24,465,983
Jefferies Group, Inc.	1,078,247	$24,152,733
JetBlue Airways Corp.*	1,642,034	$8,128,068
JM Smucker Co./The	492,248	$24,952,051
John Wiley & Sons, Inc., Class A	387,823	$15,687,440
Jones Lang LaSalle, Inc.	362,608	$15,766,196
Joy Global, Inc.	967,827	$43,687,711
Kansas City Southern*	816,298	$36,210,979
KBR, Inc.	1,524,841	$23,284,322
Kelly Services, Inc., Class A	246,579	$4,697,330
Kennametal, Inc.	687,701	$18,650,451
Kindred Healthcare, Inc.*	268,494	$7,402,380
Kinetic Concepts, Inc.*	508,088	$14,526,236
Korn/Ferry International*	427,734	$7,622,220
Lam Research Corp.*	1,126,287	$35,466,778
Lamar Advertising Co., Class A*	680,814	$21,030,344
Lancaster Colony Corp.	180,073	$6,781,549
Lear Corp.*	694,295	$7,290,097
Lender Processing Services, Inc.	749,163	$22,864,455
Liberty Property Trust	837,965	$31,549,382
Life Time Fitness, Inc.*	312,955	$9,786,103
LifePoint Hospitals, Inc.*	478,084	$15,365,620
LIncare Holdings, Inc.*	659,191	$19,835,057
Lincoln Electric Holdings, Inc.	384,715	$24,741,022
Louisiana-Pacific Corp.	816,210	$7,590,753
Lubrizol Corp.	607,905	$26,225,022
Macerich Co./The	670,233	$42,660,330
Mack-Cali Realty Corp.	590,469	$19,999,185
Macrovision Solutions Corp.*	748,720	$11,515,314
Manpower, Inc.	712,951	$30,770,965
Martin Marietta Materials, Inc.	371,522	$41,603,034
Marvel Entertainment, Inc.*	440,404	$15,035,393
Matthews International Corp., Class A	277,488	$14,079,741
McAfee, Inc.*	1,358,457	$46,133,200
MDC Holdings, Inc.	328,760	$12,029,328
MDU Resources Group, Inc.	1,645,177	$47,710,133
Media General, Inc., Class A	205,448	$2,553,719
Medicis Pharmaceutical Corp., Class A	509,250	$7,592,917
Mentor Graphics Corp.*	829,314	$9,412,714
Mercury General Corp.	319,509	$17,493,118
Metavante Technologies, Inc.*	805,558	$15,515,047
Mine Safety Appliances Co.	266,662	$10,165,155
Minerals Technologies, Inc.	169,768	$10,077,428
Modine Manufacturing Co.	289,811	$4,196,463
Mohawk Industries, Inc.*	503,707	$33,944,815
MPS Group, Inc.*	835,096	$8,417,768
MSC Industrial Direct Co., Class A	406,617	$18,732,845
National Fuel Gas Co.	731,589	$30,858,424
National Instruments Corp.	508,407	$15,277,630
Nationwide Health Properties, Inc.	869,047	$31,268,311
Navigant Consulting, Inc.*	416,648	$8,287,129
NBTY, Inc.*	487,760	$14,398,675
NCR Corp.*	1,469,019	$32,391,869
NetFlix, Inc.*	388,068	$11,983,540
NeuStar, Inc., Class A*	707,204	$14,066,288
New York Community Bancorp, Inc.	3,086,192	$51,817,164
Newfield Exploration Co.*	1,187,031	$37,973,122
Nordson Corp.	306,236	$15,039,250
Northeast Utilities	1,396,843	$35,829,023
NSTAR	959,055	$32,128,342
NVR, Inc.*	48,722	$27,868,984
Oceaneering International, Inc.*	497,587	$26,531,339
OGE Energy Corp.	828,773	$25,592,510
Old Republic International Corp.	2,071,715	$26,414,366
Olin Corp.	677,023	$13,134,246
Omnicare, Inc.	933,813	$26,865,800
Oneok, Inc.	937,743	$32,258,359
O’Reilly Automotive, Inc.*	1,202,986	$32,203,935
Oshkosh Corp.	669,267	$8,807,554
Overseas Shipholding Group, Inc.	242,650	$14,148,921
Pacific Sunwear Of California*	589,994	$3,970,660
Packaging Corp. of America	930,341	$21,565,304

(*)	Denotes non-income producing security.

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stock	Shares	Value

PacWest Bancorp	219,790	$6,283,796
Palm, Inc.*	975,139	$5,821,580
Parametric Technology Corp.*	1,035,866	$19,059,934
Patriot Coal Corp.*	569,267	$16,537,206
Patterson-UTI Energy, Inc.	1,406,478	$28,157,690
PDL BioPharma, Inc.*	1,072,327	$9,983,364
Pentair, Inc.	888,217	$30,705,662
PepsiAmericas, Inc.	514,349	$10,657,311
Perrigo Co.	697,200	$26,814,312
PetSmart, Inc.	1,137,080	$28,097,247
Pharmaceutical Product Development, Inc.	1,069,493	$44,223,536
Philadelphia Consolidated Holding Co.*	520,146	$30,464,951
Phillips-Van Heusen Corp.	461,615	$17,499,825
Plains Exploration & Production Co.*	966,172	$33,970,608
Plantronics, Inc.	439,322	$9,893,531
PMI Group, Inc./The	622,974	$1,837,773
PNM Resources, Inc.	775,820	$7,944,397
Polycom, Inc.*	763,992	$17,671,135
Potlatch Corp.	354,710	$16,454,997
priceline.com, Inc.*	349,212	$23,896,577
Pride International, Inc.*	1,553,985	$46,013,496
Protective Life Corp.	627,488	$17,889,683
Psychiatric Solutions, Inc.*	499,800	$18,967,410
Puget Energy, Inc.	1,164,437	$31,090,468
Quanta Services, Inc.*	1,575,182	$42,545,666
Quicksilver Resources, Inc.*	1,016,824	$19,960,255
Ralcorp Holdings, Inc.*	504,741	$34,024,591
Raymond James Financial, Inc.	861,965	$28,427,606
Rayonier, Inc.	705,993	$33,428,769
Realty Income Corp.	909,978	$23,295,437
Regency Centers Corp.	628,300	$41,901,327
Regis Corp.	386,821	$10,637,577
Reliance Steel & Aluminum Co.	572,092	$21,722,333
Rent-A-Center, Inc./TX*	598,766	$13,340,506
Republic Services, Inc.	1,389,064	$41,644,139
Resmed, Inc.*	678,503	$29,175,629
RF Micro Devices, Inc.*	2,349,605	$6,860,847
Rollins, Inc.	371,354	$7,048,299
Roper Industries, Inc.	804,631	$45,831,782
Ross Stores, Inc.	1,181,057	$43,474,708
RPM International, Inc.	1,168,937	$22,607,242
Ruddick Corp.	351,167	$11,395,369
Ryland Group, Inc.	382,617	$10,147,003
SAIC, Inc.*	1,728,276	$34,963,023
Saks, Inc.*	1,274,187	$11,786,230
SCANA Corp.	1,050,429	$40,893,201
Scholastic Corp.	238,082	$6,113,946
Scientific Games Corp., Class A*	583,467	$13,431,410
Scotts Miracle-Gro Co./The, Class A	388,768	$9,190,476
SEI Investments Co.	1,203,962	$26,727,956
Semtech Corp.*	554,473	$7,740,443
Sensient Technologies Corp.	433,699	$12,199,953
Sepracor, Inc.*	977,397	$17,896,139
Service Corp. International/US	2,309,135	$19,304,369
Shaw Group, Inc./The*	749,474	$23,031,336
Sierra Pacific Resources	2,101,985	$20,137,016
Silicon Laboratories, Inc.*	429,335	$13,180,584
Smithfield Foods, Inc.*	1,050,007	$16,674,111
Sonoo Products Co.	893,792	$26,527,747
Sotheby’s	604,318	$12,122,619
SPX Corp.	486,496	$37,460,192
SRA International, Inc., Class A*	381,979	$8,644,185
Stancorp Financial Group, Inc.	439,003	$22,828,156
Steel Dynamics, Inc.	1,602,264	$27,382,692
Stericycle, Inc.*	766,879	$45,176,842
STERIS Corp.	530,452	$19,934,386
Strayer Education, Inc.	128,172	$25,667,725
Superior Energy Services, Inc.*	725,363	$22,587,804
SVB Financial Group*	291,771	$16,899,376
Sybase, Inc.*	722,636	$22,127,114
Synopsys, Inc.*	1,293,859	$25,812,487
Synovus Financial Corp.	2,519,856	$26,080,510
TCF Financial Corp.	1,035,591	$18,640,638
Tech Data Corp.*	453,383	$13,533,483
Techne Corp.*	347,132	$25,035,160
Teleflex, Inc.	356,223	$22,616,598
Telephone & Data Systems, Inc.	955,831	$34,170,958
Temple-Inland, Inc.	953,804	$14,555,049
Terra Industries, Inc.	824,622	$24,243,887
Thomas & Betts Corp.*	517,082	$20,202,394
Thor Industries, Inc.	318,604	$7,907,751
Tidewater, Inc.	462,776	$25,619,279
Timberland Co., Class A*	423,326	$7,353,173
Timken Co.	762,574	$21,618,973
Toll Brothers, Inc.*	1,169,856	$29,515,467
Tootsie Roll Industries, Inc.	232,406	$6,718,857
Trimble Navigation Ltd.*	1,085,643	$28,074,728
Trinity Industries, Inc.	733,341	$18,868,864
Tupperware Brands Corp.	557,889	$15,414,473
UDR, Inc.	1,149,643	$30,063,164
Under Armour, Inc., Class A*	327,087	$10,388,283
United Rentals, Inc.*	532,479	$8,114,980
United Therapeutics Corp.*	204,854	$21,544,495
Unitrin, Inc.	445,246	$11,104,435
Universal Corp./Richmond VA	228,166	$11,200,669

(*)	Denotes non-income producing security.

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stock	Shares	Value

Universal Health Services, Inc., Class B	456,834	$25,596,409
Urban Outfitters, Inc.*	1,021,533	$32,556,257
URS Corp.*	758,192	$27,802,901
Valassis Communications, Inc.*	431,495	$3,736,747
Valeant Pharmaceuticals International*	790,791	$16,187,492
Valspar Corp.	896,026	$19,972,420
Valueclick, Inc.*	777,634	$7,955,196
Varian, Inc.*	263,696	$11,312,558
VCA Antech, Inc.*	757,793	$22,332,160
Vectren Corp.	727,133	$20,250,654
Vertex Pharmaceuticals, Inc.*	1,338,182	$44,481,170
Vishay Intertechnology, Inc.*	1,673,953	$11,081,569
Wabtec Corp.	434,914	$22,280,644
Waddell & Reed Financial, Inc., Class A	769,642	$19,048,639
Warnaco Group, Inc./The*	413,389	$18,722,388
Washington Federal, Inc.	788,950	$14,556,127
Webster Financial Corp.	471,858	$11,914,414
Weingarten Realty Investors	671,137	$23,939,457
WellCare Health Plans, Inc.*	374,489	$13,481,604
Wendy’s/Arby’s Group, Inc., Class A	4,197,650	$22,079,639
Werner Enterprises, Inc.	382,280	$8,299,299
Westamerica Bancorporation	260,064	$14,961,482
Westar Energy, Inc.	971,148	$22,375,250
Western Digital Corp.*	1,988,811	$42,401,451
WGL Holdings, Inc.	448,168	$14,543,052
Williams-Sonoma, Inc.	777,247	$12,575,856
Wilmington Trust Corp.	604,619	$17,431,166
Wind River Systems, Inc.*	623,045	$6,230,450
Wisconsin Energy Corp.	1,049,857	$47,138,579
Worthington Industries, Inc.	537,561	$8,031,161
WR Berkley Corp.	1,257,718	$29,619,259
YRC Worldwide, Inc.*	514,358	$6,151,722
Zebra Technologies Corp., Class A*	585,556	$16,307,735

Total Investments (Cost $11,531,554,619)		$$8,340,106,270

(*)	Non-income producing security for the year ended September 30, 2008.

(*)	Denotes non-income producing security.

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2008

The securities of the Trust’s investment portfolio categorized by industry group, as a percentage of total investment at value, were as follows:

Industry Classification	Value	Percentage

Retail	$606,030,379	7.27%
REITS	$568,124,421	6.81%
Commercial Services	$498,070,334	5.97%
Electric	$436,472,358	5.23%
Oil & Gas	$416,498,775	4.99%
Healthcare-Products	$380,561,234	4.56%
Insurance	$374,915,037	4.50%
Banks	$293,722,107	3.52%
Chemicals	$277,834,896	3.33%
Miscellaneous Manufacture	$263,586,897	3.16%
Software	$241,060,013	2.89%
Machinery-Diversified	$222,494,695	2.67%
Healthcare-Services	$214,975,996	2.58%
Electronics	$213,629,774	2.56%
Computers	$203,165,500	2.44%
Pharmaceuticals	$200,990,423	2.41%
Telecommunications	$162,294,684	1.95%
Semiconductors	$152,206,750	1.82%
Transportation	$149,344,487	1.79%
Diversified Financial Services	$149,297,400	1.79%
Food	$144,967,539	1.74%
Oil & Gas Services	$141,279,821	1.69%
Biotechnology	$141,167,206	1.69%
Internet	$125,861,737	1.51%
Gas	$116,407,341	1.40%
Iron/Steel	$110,058,474	1.32%
Electrical Component & Equipment	$98,815,786	1.18%
Savings & Loans	$97,922,847	1.17%
Environmental Control	$96,986,136	1.16%
Home Builders	$91,102,585	1.09%
Engineering & Construction	$89,308,453	1.07%
Packaging & Containers	$82,721,783	0.99%
Household Products/Wares	$70,921,378	0.85%
Aerospace/Defense	$70,455,968	0.84%
Coal	$59,174,355	0.71%
Auto Parts & Equipment	$54,324,638	0.65%
Media	$50,329,155	0.60%
Forest Products & Paper	$49,883,766	0.60%
Building Materials	$49,193,787	0.59%

The accompanying notes are an integral part of these financial statements.

MidCap SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2008

Industry Classification	Value	Percentage

Metal Fabricate/Hardware	$47,018,357	0.56%
Entertainment	$46,037,042	0.55%
Machinery-Construction & Mining	$43,687,711	0.52%
Hand/Machine Tools	$43,391,473	0.52%
Distribution/Wholesale	$37,469,427	0.45%
Apparel	$36,463,844	0.44%
Textiles	$33,944,815	0.41%
Pipelines	$32,258,359	0.39%
Beverages	$30,722,438	0.37%
Advertising	$24,563,517	0.30%
Office Furnishings	$22,303,385	0.27%
Investment Companies	$21,773,651	0.26%
Water	$21,530,780	0.26%
Cosmetics/Personal Care	$20,704,743	0.25%
Leisure Time	$17,973,197	0.22%
Trucking & Leasing	$17,303,763	0.21%
Airlines	$17,277,527	0.21%
Real Estate	$15,766,196	0.19%
Toys/Games/Hobbies	$15,035,393	0.18%
Agriculture	$11,200,669	0.13%
Auto Manufacturers	$8,807,554	0.11%
Lodging	$4,796,055	0.06%
Home Furnishings	$3,917,459	0.05%

Total	$$8,340,106,270	100.00%

The accompanying notes are an integral part of these financial statements.

THE TRUST

The Trust, an exchange traded fund or “ETF”, is a registered investment company which both (a) continuously issues and redeems “in-kind” its shares, known as MidCap SPDRs, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists MidCap SPDRs individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

Creation of Creation Units

Portfolio Deposits may be made through the MidCap SPDR Clearing Process or outside the MidCap SPDR Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Distributor not later than the Closing Time (defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the MidCap SPDR Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the MidCap SPDR Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the current MidCap SPDR Prospectus.

The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily, reflect the relative weighting of the current S&P MidCap 400 Index and, together with

 *    Such increase is subject to the 20 Basis Point Limit.
 ** As of December 31, 2008, the Depository Trust and Clearing Corporation (“DTCC”) owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, NYSE Euronext, the parent company of the Sponsor, and its affiliates, collectively owned less than 0.3% of the issued and outstanding shares of common stock of DTCC (“DTCC Shares”), and the Trustee owned 4.66% of DTCC Shares.

the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2008, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding MidCap SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per MidCap SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit) as in effect on such day (which value occasionally may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of MidCap SPDRs on the Exchange.

Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create MidCap SPDRs, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the MidCap SPDR position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each MidCap SPDR.

Under certain circumstances (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, MidCap SPDRs will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all MidCap SPDRs.

Procedures For Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time), in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Participant Agreement and described in this Prospectus. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

MidCap SPDRs may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the MidCap SPDRs on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m., the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the third (3rd) Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all such cases. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the MidCap SPDRs ordered, would own 80% or more of the current outstanding MidCap SPDRs; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of MidCap SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using MidCap SPDR Clearing Process

Creation Units created through the MidCap SPDR Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the MidCap SPDR Clearing Process in a “regular way” manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside MidCap SPDR Clearing Process

Creation Units created outside the MidCap SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the MidCap SPDR Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of MidCap SPDRs so created will occur no later than the third (3rd) Business Day, following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for MidCap SPDRs. MidCap SPDRs are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC* was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of MidCap SPDRs, DTC credits or debits, on its book-entry registration and transfer system, the amount of MidCap SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the MidCap SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the MidCap SPDR Clearing Process. Beneficial ownership of MidCap SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in MidCap SPDRs) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of MidCap SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in MidCap SPDRs.

As long as Cede & Co., as nominee of DTC, is the registered owner of MidCap SPDRs, references to the registered or record owner of MidCap SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of MidCap SPDRs. Beneficial Owners of MidCap SPDRs are not entitled to have MidCap SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which

 * As of December 31, 2008, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all MidCap SPDRs for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the MidCap SPDR holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding MidCap SPDRs, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of MidCap SPDRs, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in MidCap SPDRs, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of MidCap SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in MidCap SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to MidCap SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF MIDCAP SPDRS

MidCap SPDRs are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under “Summary—Highlights—Termination of the Trust.”

Procedures For Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the MidCap SPDR Clearing Process) or DTC Participant (for redemptions outside the MidCap SPDR Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the MidCap SPDRs to be redeemed and any Excess Cash Amounts (defined below) by the Trustee in a timely manner. Orders for redemption effected outside the MidCap SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the MidCap SPDR Clearing Process. These deadlines vary by institution. Persons redeeming outside the MidCap SPDR Clearing Process are required to transfer MidCap SPDRs through DTC and the Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the MidCap SPDR Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the MidCap SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and

(ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the MidCap SPDR Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the MidCap SPDR Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all MidCap SPDRs delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the S&P MidCap 400 Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below).

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Valuation” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite MidCap SPDRs are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite MidCap SPDRs are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the MidCap SPDRs are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using MidCap SPDR Clearing Process

A redemption order made through the MidCap SPDR Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the MidCap SPDR Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating

Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside MidCap SPDR Clearing Process

A DTC Participant who wishes to place an order for redemption of MidCap SPDRs to be effected outside the MidCap SPDR Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the MidCap SPDR Clearing Process and that redemption will instead be effected through transfer of MidCap SPDRs directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of MidCap SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P MidCap 400 Index and that derived from ownership of MidCap SPDRs.

Portfolio Securities Conform to the S&P MidCap 400 Index

The S&P MidCap 400 Index is a float-adjusted capitalization-weighted index of 400 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the S&P MidCap 400 Index equals the aggregate market value of the available float shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Second, periodically S&P may determine that the available float shares of one or more of the Index Securities may have changed due to corporate actions, purchases or sales of securities by holders or other events. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the S&P MidCap 400 Index. In 2008 there were 55 company changes to the MidCap 400 Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P MidCap 400 Index.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the S&P MidCap 400 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or the Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P MidCap 400 Index.

The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P MidCap 400 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P MidCap 400 Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the S&P MidCap 400 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 25/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case,

“Misweighting Amount”), from the weighting of the Index Security in the S&P MidCap 400 Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P MidCap 400 Index, although the

Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

From time to time S&P may adjust the composition of the S&P MidCap 400 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P MidCap 400 Index. As stocks of an issuer are often removed from the S&P MidCap 400 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day an “Adjustment Day”), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market, the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding MidCap SPDRs multiplied by 25,000 MidCap SPDRs in one Creation Unit, resulting in an NAV per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P MidCap 400 Index in a Portfolio Deposit for the following Business Day (“Request Day”), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P MidCap 400 Index, each as in effect on the Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split with respect to any Index Security that does not result in an adjustment to the S&P MidCap 400 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount”. The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P

MidCap 400 Index divisor to be adjusted after the close of the market on that Business Day*, and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and to use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of MidCap SPDRs in Creation Unit size aggregations and upon the redemption of MidCap SPDRs until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

THE S&P MIDCAP 400 INDEX

The S&P MidCap 400 Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and spans a broad range of major

 * S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

industry groups. The four hundred (400) stocks comprising the S&P MidCap 400 Index represented, as of December 31, 2008, approximately seven percent (7%) of the market value of the U.S. equities market. As of December 31, 2008, the five largest industry groups comprising the S&P MidCap 400 Index were: Financials 20.38%, Industrials 14.35%, Consumer Discretionary 13.95%, Information Technology 13.07%, and Healthcare 11.27% Current information regarding the market value of the S&P MidCap 400 Index is available from market information services. The S&P MidCap 400 Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of MidCap SPDRs or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P MidCap 400 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the S&P MidCap 400 Index for the years 1991 through 2008. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P MidCap 400 Index in the future. The results should not be considered representative of the performance of the Trust.

	Calendar
	Year-End Index	Change in	Calendar
	Value*	Index for	Year-End
Year	December 31, 1990 = 100	Calendar Year	Yield**

1990	100.00	—%	3.16%
1991	146.59	+46.59	2.03
1992	160.56	+9.53	1.96
1993	179.33	+11.72	1.85
1994	169.44	−5.54	2.10
1995	217.84	+28.56	1.65
1996	255.58	+17.32	1.62
1997	333.37	+30.44	1.38
1998	392.31	+17.68	1.22
1999	444.67	+13.35	1.07
2000	516.76	+16.21	0.99
2001	508.31	−1.64	1.05
2002	429.79	−15.45	1.21
2003	576.01	+34.02	1.08
2004	663.31	+15.16	1.08
2005	738.05	+11.27	1.14
2006	804.37	+8.99	1.24
2007	858.20	+6.69	1.21
2008	538.28	−37.28	2.18

*	Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P MidCap 400 Index.

LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC (“SSgM”) a license to use the S&P MidCap 400 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSgM for the use of the S&P MidCap 400 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of MidCap SPDRs. Currently, the License Agreement is scheduled to terminate on April 27, 2020, but its term may be extended without the consent of any of the Beneficial Owners of MidCap SPDRs.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSgM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of MidCap SPDRs or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s”, “S&P”, “Standard & Poor’s MidCap 400 Index”, “MidCap SPDRs”, “Standard and Poor’s MidCap 400 Depositary Receipts” or “S&P MidCap 400 Index”, or to use the S&P MidCap 400 Index except as specifically described in the License Agreement and sublicenses or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of MidCap SPDRs regarding the advisability of investing in securities generally or in the Trust particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of MidCap SPDRs. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of MidCap SPDRs into consideration in determining, comprising or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of MidCap SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of MidCap SPDRs.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF MIDCAP SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS

ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EXCHANGE LISTING

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC, which was renamed “NYSE Alternext US”. As the listing and trading of all exchange traded funds on NYSE was being consolidated on a single trading venue, NYSE Arca, the Sponsor and the Trustee decided to move the listing for the Trust from NYSE Alternext US to NYSE Arca. Therefore, MidCap SPDRs have been listed on NYSE Arca as of February 24, 2009. The Trust is not required to pay an initial listing fee to the Exchange. Transactions involving MidCap SPDRs in the public trading market are subject to customary brokerage charges and commissions.

There can be no assurance that MidCap SPDRs will always be listed on the Exchange. The Trust will be terminated if MidCap SPDRs are delisted. Trading in MidCap SPDRs may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of MidCap SPDRs if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of MidCap SPDRs for 30 or more consecutive trading days; (b) the value of the S&P MidCap 400 Index is no longer calculated or available or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intra day valuation information is not disseminated for longer than one Business Day.

The Sponsor’s aim in designing MidCap SPDRs was to provide investors with a security whose initial market value would approximate one-fifth (1/5th) the value of the S&P MidCap 400 Index. Of course, the market value of a MidCap SPDR is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a MidCap SPDR may no longer approximate one-fifth (1/5th) the value of the S&P MidCap 400 Index. The market price of a MidCap SPDR should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

FEDERAL INCOME TAXES

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in MidCap SPDRs. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that Beneficial Owners hold MidCap SPDRs as capital assets within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and do not hold MidCap SPDRs in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in MidCap SPDRs or to any Beneficial Owner who or that is (a) treated as a partnership (or other pass-through entity) for U.S. federal income tax purposes, (b) holding MidCap SPDRs through a partnership (or other pass-through entity), or (c) otherwise subject to special tax rules, such as dealers in securities or foreign currency, tax-exempt entities, financial institutions, regulated investment companies, real estate investment trusts, insurance companies, persons that hold MidCap SPDRs as part of a “straddle,” a “hedge” or a “conversion transaction,” investors that have a “functional currency” other than the U.S. dollar, persons liable for alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, “controlled foreign corporations,” passive foreign investment companies” or, United States expatriates. Prospective Beneficial Owners are urged to consult their own tax advisors with respect to the specific tax consequences of investing in MidCap SPDRs.

Tax Treatment of the Trust

For the fiscal year ended September 30, 2008, the Trust believes that it qualified for tax treatment as a “regulated investment company” under the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain asset diversification tests, and (c) distribute in each year at least ninety percent (90%) of its investment company taxable income. If the Trust qualifies as a regulated investment company, the Trust will not be subject, in general, to federal income tax if and to the extent the Trust distributes its income in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax on certain undistributed income in the event that the Trust does not distribute to the Beneficial Owners in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

If the Trust fails to qualify as a regulated investment company for any year, the Trust will be subject to corporate-level income tax in that year on all of its taxable income, regardless of whether the Trust makes any distributions to the Beneficial Owners. In addition, any distributions from a non-qualifying Trust will be taxable to a

Beneficial Owner generally as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits, possibly eligible for (a) in the case of a non-corporate Beneficial Owner (i.e., an individual, trust or estate), treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (b) in the case of a corporate Beneficial Owner, a dividends-received deduction.

To meet the distribution requirements necessary to qualify as a regulated investment company (as outlined above), the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities.

Tax Treatment of the Beneficial Owners

Considerations for a Beneficial Owner that is a U.S. Person  The following are certain U.S. federal income tax considerations for Beneficial Owners that are U.S. persons. A Beneficial Owner will be a U.S. person if the Beneficial Owners is, for U.S. federal income tax purposes: (a) a citizen or individual resident of the United States; (b) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof; (c) an estate, the income of which is subject to United States federal income taxation regardless of its source; or (d) a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable United States Treasury regulations to continue to be treated as a U.S. person.

Distributions.  Distributions of the Trust’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Trust’s current or accumulated earnings and profits. Distributions of the Trust’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, regardless of a Beneficial Owner’s holding period in the Trust’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, provided that the Beneficial Owner meets certain holding period and other requirements with respect to the Trust’s shares and the Trust meets certain holding period and other requirements with respect to its dividend-paying stocks.

Distributions in excess of the Trust’s current or accumulated earnings and profits are treated as a return of capital, which reduce a Beneficial Owner’s tax basis in MidCap SPDRs. Return-of-capital distributions may result if, for example, Trust distributions are derived from cash amounts deposited in connection with Portfolio Deposits, rather than dividends actually received by the Trust on the Portfolio Securities. Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding MidCap SPDRs fluctuates significantly.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of MidCap SPDRs may be taxable, even though, as an economic matter, the distribution represents a return of a Beneficial Owner’s initial investment.

The Trust intends to distribute its long-term capital gains at least annually. However, by providing written notice to Beneficial Owners no later than sixty (60) days after its year-end, the Trust may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Trust pays income tax on the retained long-tem capital gain, and each Beneficial Owner recognizes a proportionate share of the Trust’s undistributed long-term capital gain. In addition, each Beneficial Owner can claim a refundable tax credit for the Beneficial Owner’s proportionate share of the Trust’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the MidCap SPDRs by an amount equal to sixty-five percent (65%) of the Beneficial Owner’s proportionate share of the Trust’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Beneficial Owners are taxed at a maximum rate of fifteen percent (15%) for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Trust distributions of qualifying dividend income to non-corporate Beneficial Owners qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Sales and Redemptions.  In general, any capital gain or loss realized upon a sale of a MidCap SPDR is treated generally as a long-term gain or loss if the MidCap SPDR has been held for more than one year. Any capital gain or loss realized upon a sale of a MidCap SPDR held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of MidCap SPDR held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the MidCap SPDR.

An in-kind redemption of a MidCap SPDR does not result in the recognition of taxable gain or loss by the Trust. Upon an in-kind redemption of a MidCap SPDR, a Beneficial Owner recognizes gain or loss, in an amount equal to the difference between the sum of the aggregate fair market value (as determined on the redemption date) of the stocks and cash received as a result of the MidCap SPDR redemption and the Beneficial Owner’s basis in the redeemed MidCap SPDR. Stocks received upon a MidCap SPDR redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service (“IRS”) may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner’s economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences.

Portfolio Deposits.  In general, the Trust recognizes no gain or loss on the issue of Creation Units in exchange for Portfolio Deposits. However, the person transferring the Portfolio Deposit to the Trust generally recognizes gain or loss with respect to the stocks included in the Portfolio Deposit, in an amount equal to the difference between the amount realized in respect of the stock and such person’s basis in the stock. The particular amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating the total fair market value (as determined on the transfer date of the Portfolio Deposit) of the MidCap SPDRs received, less any cash paid to the Trust or plus any cash received from the Trust, in connection with the Portfolio Deposit, among all of the stocks included in the Portfolio Deposit based on their relative fair market values (as determined on the transfer date of the Portfolio Deposit). The IRS may assert that a person transferring a Portfolio Deposit may not be able to deduct a resulting loss on the grounds that there has been no material change in such person’s economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences.

Special Considerations for Foreign Beneficial Owners.  If a Beneficial Owner is not a U.S. person as described above (a “Foreign Beneficial Owner”), the Trust’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to the Foreign Beneficial Owner) will be subject, in general, to withholding tax at a rate of thirty percent (30%) or at a lower rate established under an applicable tax treaty. However, for Trust tax years beginning on or before December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the Foreign Beneficial Owner furnishes the Trust with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Foreign Beneficial Owner’s status as foreign and that the Trust does not have actual knowledge or reason to know that the Foreign Beneficial Owner would be subject to withholding tax if the Foreign Beneficial Owner were to receive the related amounts directly rather than as dividends from the Trust.

In general, gain on a sale of a MidCap SPDR will be exempt from federal income tax (including withholding at the source) unless, in the case of an individual Foreign Beneficial Owner, such individual Foreign Beneficial Owner is physically present in the United States for one hundred eighty three (183) days or more during the taxable year and meets certain other requirements.

To claim a credit or refund for any Trust-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Beneficial Owner must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Foreign Beneficial Owner would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Back-Up Withholding.  The Trust may be required to report certain information on a Beneficial Owner to the IRS and withhold federal income tax (known as “backup withholding”) at a twenty-eight percent (28%) rate from all taxable distributions and redemption proceeds payable to the Beneficial Owner if the Beneficial Owner fails to provide the Trust with a correct taxpayer identification or a completed exemption certificate (e.g., in the case of a Foreign Beneficial Owner (as defined below), an IRS Form W-8BEN) or if the IRS notifies the Trust that a Beneficial Owner is subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Beneficial Owner’s federal income tax liability. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the Beneficial Owner’s U.S. federal income tax liability and may entitle the Beneficial Owner to a refund of tax upon prompt filing of a valid refund claim.

ERISA Considerations

In considering the advisability of an investment in MidCap SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and funded welfare plans (collectively, “Plans”) subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), should consider whether an investment in MidCap SPDRs (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of MidCap SPDRs does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors should consider that an IRA may make only such investments as are authorized by the IRA’s governing instruments and that IRAs are subject to the prohibited transaction rules of Section 4975 of the Code.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in MidCap SPDRs by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in MidCap SPDRs.

Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law on investments in MidCap SPDRs and the considerations discussed above, to the extent such considerations apply.

CONTINUOUS OFFERING OF MIDCAP SPDRs

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of MidCap SPDRs.

Because new MidCap SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust a “distribution”, as such term is used in the Securities Act of 1933 (“1933 Act”) may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent MidCap SPDRs and sells the MidCap SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new MidCap SPDRs with an active selling effort involving solicitation of secondary market demand for MidCap SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with MidCap SPDRs that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

The Sponsor intends to qualify MidCap SPDRs in states selected by the Sponsor and through broker-dealers who are members of FINRA. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor’s state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested MidCap SPDR investor may wish to contact such investor’s broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

Distributions reinvested in additional MidCap SPDRs through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of MidCap SPDRs at the close of business on each MidCap SPDR distribution date. Any cash balance remaining after the requisite number of MidCap SPDRs has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional MidCap SPDRs with the cash from the distributions is an expense of the Trust.*

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.25%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25% of the Trust’s daily NAV and the rate may be changed without notice.

Until further notice, the Sponsor has undertaken that it will not permit, the ordinary operating expenses of the Trust as calculated by the Trustee to exceed an amount that is 30/100 of 1% per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 30/100 of 1% amount, the Sponsor will reimburse the Trust for, or assume the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 30/100 of 1% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it

 * It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2008, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per MidCap SPDR.

believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 30/100 of 1% per annum.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to MidCap SPDRs (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of MidCap SPDRs (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of MidCap SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of MidCap SPDRs, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing MidCap SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Markets, LLC, (the “Marketing Agent”), pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 30/100 of 1% (0.30%) per annum of the daily NAV of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 10/100 of 1% to 14/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust. The compensation is computed on each Business Day on the basis of the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee’s fee was 12/100 of 1% per annum, regardless of the NAV of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

Trustee Fee Scale

Fee as a Percentage of Net
Net Asset Value of the Trust	Asset Value of the Trust

0–$500,000,000	14/100 of 1% per annum*
$500,000,001–$1,000,000,000	12/100 of 1% per annum*
$1,000,000,001 and above	10/100 of 1% per annum*

*	The fee indicated applies to that portion of the NAV of the Trust which falls in the size category indicated.

As of September 30, 2008 and as of December 31, 2008, the Net Assets of the Trust were $8,345,964,243 and $6,782,770,925, respectively. No representation is made as to the actual Net Assets of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under “Summary—Essential Information” on each Business Day. The NAV of the Trust on a per MidCap SPDR basis is determined by subtracting all liabilities including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding MidCap SPDRs. For the most recent NAV information, please go to www.midcapspdr.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market thereof or, if there is no such appropriate closing price on such exchange at the last closing sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee’s appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular quarterly ex-dividend date for MidCap SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per MidCap SPDR are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a “regulated investment company” would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among stocks that are over-weighted in the Portfolio relative to their weightings in the S&P MidCap 400 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust (subject to certain limitations). The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular Ex-Dividend Date for MidCap SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee, that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book-entry system of DTC and the DTC Participants.

The settlement date for the creation of MidCap SPDRs or the purchase of MidCap SPDRs in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional MidCap SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner’s broker.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed expressed as a dollar amount per MidCap SPDR.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of MidCap SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell MidCap SPDRs in the secondary market, but must accumulate enough MidCap SPDRs to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust.

The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P MidCap 400 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding MidCap SPDRs to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding MidCap SPDRs if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding MidCap SPDRs. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds MidCap SPDRs, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $100,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding MidCap SPDRs; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to MidCap SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the S&P MidCap 400 Index; (e) if the License Agreement is terminated; or (f) if MidCap SPDRs are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of MidCap SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the MidCap SPDRs held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional MidCap SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. MidCap SPDRs not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of MidCap SPDRs required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. NYSE Euronext is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell MidCap SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of MidCap SPDRs within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor’s execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of MidCap SPDRs.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of MidCap SPDRs for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

TRUSTEE

The Trustee is a corporation organized under the laws of New York with the powers of a trust company under the New York Banking law with a trust office at 2 Hanson Place, 12th Floor, Brooklyn, NY 11217. The Trustee’s Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

Information regarding Cash Redemption Payment amounts, number of outstanding MidCap SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-843-2639. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee’s principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning MidCap SPDRs for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding MidCap SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the

Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the MidCap SPDRs offered hereby has been passed upon by Katten Muchin Rosenman LLP, New York, New York, as counsel for the Sponsor. Carter Ledyard & Milburn LLP, New York, New York, acts as counsel for the Trustee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS

The financial statements as of September 30, 2008 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in MidCap SPDRs for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE,
PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of MidCap SPDRs, may be included from time to time in advertisements, sales literature and other communications, and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of MidCap SPDRs, and no guarantees can be made of future results.

Specifically, information may be provided to investors regarding the ability to engage in short sales of MidCap SPDRs. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their MidCap SPDRs to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in MidCap SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend MidCap SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with MidCap SPDRs. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the S&P 400 Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions (“net redemptions”) and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for MidCap SPDRs does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming MidCap SPDRs shares in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges. In a period of market appreciation of the S&P 400 Index and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund’s portfolio. In contrast, the in-kind redemption mechanism of MidCap SPDRs may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to MidCap SPDRs holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the MidCap SPDRs holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between MidCap SPDRs and conventional mutual fund shares is that MidCap SPDRs are available for purchase or sale on an intraday basis on the Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, MidCap SPDRs are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of MidCap SPDRs closing prices to NAV for the period 5/4/95 (the first trading date of the Trust) through 12/31/08, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/ask spreads for 2008. This table should help investors evaluate some of the advantages and disadvantages of MidCap SPDRs relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling MidCap SPDRs at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 5/4/95 through 12/31/08. The investor may wish to compare these ranges with the average bid/ask spread on MidCap SPDRs and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/ask spread on MidCap SPDRs may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/ask spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/ask spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for
MidCap SPDR Trust and S&P MidCap 400 Index:
Highs and Lows vs. Close*
(from inception of trading through 12/31/2008)

S&P MIDCAP 400 INDEX

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0—0.25%	9	0.26%	1448	42.08%	987	28.68%
0.25—0.5%	209	6.07%	554	16.10%	631	18.34%
0.5—1.0%	1117	32.46%	641	18.63%	907	26.36%
1.0—1.5%	937	27.23%	347	10.08%	461	13.40%
1.5—2.0%	556	16.16%	218	6.34%	214	6.22%
2.0—2.5%	258	7.50%	104	3.02%	104	3.02%
2.5—3.0%	141	4.10%	48	1.39%	56	1.63%
3.0—3.5%	80	2.32%	35	1.02%	32	0.93%
>3.5%	134	3.89%	46	1.34%	49	1.42%

Total	3441	100.00%	3441	100.00%	3441	100.00%

Average Daily Range: 1.4450%

MIDCAP SPDR TRUST

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0—0.25%	21	0.61%	1134	32.96%	869	25.25%
0.25—0.5%	123	3.57%	624	18.13%	640	18.60%
0.5—1.0%	997	28.97%	782	22.73%	1001	29.09%
1.0—1.5%	972	28.25%	400	11.62%	462	13.43%
1.5—2.0%	617	17.93%	257	7.47%	234	6.80%
2.0—2.5%	303	8.81%	99	2.88%	99	2.88%
2.5—3.0%	173	5.03%	65	1.89%	56	1.63%
3.0—3.5%	88	2.56%	29	0.84%	31	0.90%
>3.5%	147	4.27%	51	1.48%	49	1.42%

Total	3441	100.00%	3441	100.00%	3441	100.00%

Average Daily Range: 1.5458%

*	Source: Bloomberg

Frequency Distribution of Discounts and Premiums
for the MidCap SPDR Trust:
Closing Price vs. Net Asset Value (NAV) as of 12/31/08(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	5/4/1995
		Ending	Ending	Ending	Ending	Year	through
Range		3/31/2008	6/30/2008	9/30/2008	12/31/2008	2008	12/31/2008
>200	Days	—	—	—	1	1	2

Basis Points	%	—	—	—	1.6%	0.4%	0.1%

150—200	Days	—	—	—	2	2	3

Basis Points	%	—	—	—	3.1%	0.8%	0.1%

100—150	Days	—	—	—	2	2	8

Basis Points	%	—	—	—	3.1%	0.8%	0.2%

50—100	Days	2	—	3	6	11	127

Basis Points	%	3.3%	—	4.7%	9.4%	4.3%	3.7%

25—50	Days	7	6	8	7	28	385

Basis Points	%	11.5%	9.4%	12.5%	10.9%	11.1%	11.2%

0—25	Days	17	25	23	16	81	1240

Basis Points	%	27.9%	39.1%	35.9%	25.0%	32.0%	36.0%

Total Days	Days	26	31	34	34	125	1765

at Premium	%	42.6%	48.4%	53.1%	53.1%	49.4%	51.3%

Closing Price	Days	1	0	1	1	3	54

Equal to NAV	%	1.6%	0.0%	1.6%	1.6%	1.2%	1.6%

Total Days	Days	34	33	29	29	125	1622

at Discount	%	55.7%	51.6%	45.3%	45.3%	49.4%	47.1%

0— −25	Days	23	29	23	9	84	1191

Basis Points	%	37.7%	45.3%	35.9%	14.1%	33.2%	34.6%

−25— −50	Days	8	2	4	7	21	306

Basis Points	%	13.1%	3.1%	6.3%	10.9%	8.3%	8.9%

−50— −100	Days	3	2	2	5	12	103

Basis Points	%	4.9%	3.1%	3.1%	7.8%	4.7%	3.0%

−100— −150	Days	—	—	—	6	6	16

Basis Points	%	—	—	—	9.4%	2.4%	0.5%

−150— −200	Days	—	—	—	1	1	4

Basis Points	%	—	—	—	1.6%	0.4%	0.1%

< −200	Days	—	—	—	1	1	2

Basis Points	%	—	—	—	1.6%	0.4%	0.1%

Close was within 0.50% of NAV better than 92% of the time from 5/4/95
(the first day of trading) through 12/31/08.

(1)	Source: NYSE Euronext

(2)	From 1/1/08 to 11/28/08 the closing price is the last price on NYSE Alternext US and from 12/1/08 to 12/31/08 the last price is the consolidated last price.

Frequency Distribution of Discounts and Premiums
for the MidCap SPDR Trust:
Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/08(1)(2)

		Calendar	Calendar	Calendar	Calendar
		Quarter	Quarter	Quarter	Quarter	Calendar
		Ending	Ending	Ending	Ending	Year
Range		3/31/2008	6/30/2008	9/30/2008	12/31/2008	2008
>200	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

150—200	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

100—150	Days	—	—	—	2	2

Basis Points	%	—	—	—	3.1%	0.8%

50—100	Days	1	—	1	8	10

Basis Points	%	1.6%	—	1.6%	12.5%	4.0%

25—50	Days	4	1	4	13	22

Basis Points	%	6.6%	1.6%	6.3%	20.3%	8.7%

0—25	Days	25	27	26	11	89

Basis Points	%	41.0%	42.2%	40.6%	17.2%	35.2%

Total Days	Days	30	28	31	34	123

at Premium	%	49.2%	43.8%	48.4%	53.1%	48.6%

Closing Price	Days	2	3	0	0	5

Equal to NAV	%	3.3%	4.7%	0.0%	0.0%	2.0%

Total Days	Days	29	33	33	30	125

at Discount	%	47.5%	51.6%	51.6%	46.9%	49.4%

0— −25	Days	28	30	31	12	101

Basis Points	%	45.9%	46.9%	48.4%	18.8%	39.9%

−25— −50	Days	1	3	1	8	13

Basis Points	%	1.6%	4.7%	1.6%	12.5%	5.1%

−50— −100	Days	—	—	1	9	10

Basis Points	%	—	—	1.6%	14.1%	4.0%

−100— −150	Days	—	—	—	1	1

Basis Points	%	—	—	—	1.6%	0.4%

−150— −200	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

<−200	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

(1)	Source: NYSE Euronext

(2)	From 1/1/08 to 11/28/08 the Bid/Ask price is the NYSE Alternext US Bid/Ask price and from 12/1/08 to 12/31/08 the Bid/Ask price is the Consolidated Bid/Ask price.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
as of 12/31/08*

Cumulative Total Return

	1 Year	5 Year	10 Year

MidCap SPDR Trust Series 1
Return Based on NAV(2)(3)(4)(5)	−36.34%	−1.77%	49.98%
Return Based on Bid/Ask Price(2)(3)(4)(5)	−36.39%	−2.35%	51.47%
S&P MidCap 400 Index	−36.23%	−0.41%	54.71%

Average Annual Total Return

	1 Year	5 Year	10 Year

MidCap SPDR Trust Series 1
Return Based on NAV(2)(3)(4)(5)	−36.34%	−0.36%	4.14%
Return Based on Bid/Ask Price(2)(3)(4)(5)	−36.39%	−0.47%	4.24%
S&P MidCap 400 Index	−36.23%	−0.08%	4.46%

(1)	Since December 1, 2008, the Bid/Ask price is the Consolidated Bid/Ask price at 4:00 p.m. From November 28, 2008 to April 1, 2001, the Bid/Ask price was calculated based on the best bid and the best offer on NYSE Alternext US (formerly the American Stock Exchange) at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the AMEX, ordinarily 4:15 p.m.

(2)	Total return figures are calculated assuming the reinvested price for the 12/21/08 income distribution is the 12/31/08 NAV. The actual reinvestment price is the 1/31/09 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

(3)	Includes all applicable ordinary operating expenses set forth above in the section of “Highlights” entitled “Expenses of the Trust”.

(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of MidCap SPDRs in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on MidCap SPDRs”. If these amounts were reflected, returns would be less than those shown.

*	Source: NYSE Euronext and The Bank of New York Mellon

GLOSSARY

Page

“1933 Act”	56
“20 Basis Point Limit”	9
“Additional Cash Deposit”	34
“Adjustment Day”	45
“Balancing Amount”	45
“Beneficial Owners”	9
“Business Day”	3
“Cash Component”	5
“Cash Redemption Payment”	38
“Closing Time”	33
“CNS”	5
“Code”	10
“Creation Units”	4
“Depository Agreement”	37
“Distributor”	4
“Dividend Equivalent Payment”	5
“Dividend Payment Date”	60
“DTC”	9
“DTCC”	32
“DTCC Shares”	32
“DTC Cut-Off Time”	41
“DTC Participants”	36
“ERISA”	55
“Evaluation Time”	1
“Ex-Dividend Date”	60
“Excess Cash Amounts”	39
“Exchange”	4
“Index Securities”	3
“Indirect Participants”	36
“Initial Date of Deposit”	2
“IRA”	55
“License Agreement”	i
“MidCap SPDRs”	3
“MidCap SPDR Clearing Process”	5
“Misweighting”	42
“Misweighting Amount”	43
“NAV”	3
“NAV Amount”	45
“NSCC”	5
“NSCC Business Day”	13
“NYSE”	3
“NYSE Alternext US”	50
“NYSE Arca”	4
“Participant Agreement”	5
“Participating Party”	5
“Plans”	55
“Portfolio”	3
“Portfolio Deposit”	5
“Portfolio Deposit Amount”	45
“Portfolio Securities”	3
“Record Date”	60
“Request Day”	45
“S&P”	3
“S&P MidCap 400 Index”	3
“SEC”	5
“Service”	10
“Sponsor”	3
“SSgM”	49
“Transaction Fee”	9
“Transmittal Date”	32
“Trust”	3
“Trust Agreement”	3
“Trustee”	3
“Weighting Analysis”	43

[THIS PAGE INTENTIONALLY LEFT BLANK.]

STANDARD & POOR’S MIDCAP 400
DEPOSITARY RECEIPTS (MIDCAP SPDRs)
MIDCAP SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the MidCap SPDR Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-89088) and

•	Investment Company SEC Act of 1940 (File No. 811-8972).

To obtain copies from the SEC at prescribed rates—
Write: Public Reference Section of the SEC
100 F Street, N.E., Washington, D.C. 20549
CALL: 1-800-SEC-0330
VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about the MidCap SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering MidCap SPDRs. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated February 24, 2009